  As filed with the Securities and Exchange Commission on April 8, 1999
                                                     Registration No. 333-71921

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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                ---------------

                             AMENDMENT NO. 5
                                      to
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------
                            EXTREME NETWORKS, INC.
            (Exact name of Registrant as specified in its charter)

       Delaware                  3576                  77-0430270
   (State or other        (Primary Standard         (I.R.S. Employer
   jurisdiction of            Industrial          Identification No.)
   incorporation or         Classification
    organization)              Number)

                              3585 Monroe Street
                      Santa Clara, California 95051-1450
                                (408) 579-2800
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                ---------------
                                Gordon L. Stitt
                                   President
                            Extreme Networks, Inc.
                              3585 Monroe Street
                      Santa Clara, California 95051-1450
                                (408) 579-2800
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:
       Gregory M. Gallo, Esq.              Jeffrey D. Saper, Esq.
        Jay M. Spitzen, Esq.             J. Robert Suffoletta, Esq.
       J. Howard Clowes, Esq.               Robert G. Day, Esq.
  Gray Cary Ware & Freidenrich LLP    Wilson Sonsini Goodrich & Rosati
        400 Hamilton Avenue               Professional Corporation
  Palo Alto, California 94301-1825           650 Page Mill Road
           (650) 328-6561             Palo Alto, California 94304-1050
                                               (650) 493-9300

                                ---------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

                                ---------------

   If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                ---------------

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
                                              Proposed Maximum
           Title of Each Class of            Aggregate Offering    Amount of
        Securities to be Registered               Price(1)      Registration Fee
--------------------------------------------------------------------------------
Common Stock, ($.001 par value)............     $120,750,000       $33,569(2)

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(1) Estimated solely for the purpose of computing the amount of registration fee pursuat to Rule 457(o).

(2) Includes registration fee of $14,387 paid on February 5, 1999 in connection with the filing of the original registration statement.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
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


                             EXPLANATORY NOTE

   This Amendment No. 5 amends the Registration Statement on Form S-1 originally filed with the SEC on February 5, 1999, and thereafter amended by Amendment Nos. 1, 2, 3 and 4. The purpose of this Amendment No. 5 is to reflect the registration fee paid by Extreme as a result of the increase in the maximum aggregate offering price from $51,750,000 to $120,750,000.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, County of Santa Clara, State of California, on the 8th day of April 1999.

                                          Extreme Networks, Inc.

                                                  /s/ Vito E. Palermo
                                          By: _________________________________
                                                      Vito E. Palermo
                                                  Vice President and Chief
                                                     Financial Officer

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                            Title                 Date
              ---------                            -----                 ----

           Gordon L. Stitt*            President, Chief Executive    April 8, 1999
______________________________________  Officer and Chairman
           Gordon L. Stitt              (Principal Executive
                                        Officer)

       /s/ Vito E. Palermo             Vice President and Chief      April 8, 1999
______________________________________  Financial Officer
           Vito E. Palermo              (Principal Financial and
                                        Accounting Officer)

          Charles Carinalli*           Director                      April 8, 1999
______________________________________
          Charles Carinalli

            Promod Haque*              Director                      April 8, 1999
______________________________________
             Promod Haque

           Lawrence K. Orr*            Director                      April 8, 1999
______________________________________
           Lawrence K. Orr

            Peter Wolken*              Director                      April 8, 1999
______________________________________
             Peter Wolken

        /s/ Vito E. Palermo                                          April 8, 1999
*By __________________________________
           Vito E. Palermo
          (Attorney-in-fact)

                                     II-5